                        SECURITIES PURCHASE AGREEMENT


     Securities Purchase Agreement (the "AGREEMENT"), dated as of December 17, 1997, between Electronic Transmission Corporation, a Delaware corporation (the "COMPANY") , and each of the investors set forth on the signature pages hereto (each, an "INVESTOR" and, collectively, the "INVESTORS").

     In consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

     1.  SALE OF STOCK; CLOSINGS.

         (a) PURCHASE AND SALE. Subject to the terms and conditions hereof, the Company shall issue and sell to each of the Investors, and each Investor, severally, shall purchase from the Company, with respect to the First Closing and the Second Closing (each as defined below, and each, individually, a "CLOSING"), the number of shares (individually, a "SHARE" and, collectively, the "SHARES") of Common Stock, $0.001 par value per share, of the Company (the "COMMON STOCK") set forth on such Investor's signature page hereto at a purchase price of $0.50 per Share. Each Investor's obligation to purchase Shares is separate and distinct from that of each other Investor, and no Investor shall be required to purchase more than the number of Shares specifically set forth on such Investor's signature page. In the event that the Reverse Split Amendment described in Section 5(i) hereof shall occur prior to the Second Closing, the number of Shares to be acquired by each Investor at the Second Closing shall be reduced in the same proportion as the aggregate number of issued Shares of Common Stock shall have been reduced pursuant to such Amendment, and the purchase price payable per Share at the Second Closing shall be correspondingly increased so that the aggregate purchase price payable by each Investor at the Second Closing shall remain unchanged.

         (b) CLOSINGS.

             (i) The first Closing (the "FIRST CLOSING") of the purchase and sale of Shares shall occur with respect to 2,447,719 Shares at the offices of Hertzog, Calamari & Gleason, 100 Park Avenue, New York, New York, at 10:00 A.M. on December 17, 1997, or such later date on which the conditions set forth in Sections 6 and 7 hereof shall have been satisfied or waived; PROVIDED, HOWEVER, that the First Closing shall in no event occur later than December 24, 1997, unless otherwise extended in writing by the parties hereto.

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                                                                             2

             (ii) Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6, 7 and 8, the second Closing (the "SECOND CLOSING") of the purchase and sale of Shares shall occur at the offices of Hertzog, Calamari & Gleason with respect to 552,281 Shares (as adjusted pursuant to the last sentence of Section 1(a) hereof) within thirty days following satisfaction or waiver of each of the conditions set forth in Sections 6, 7 and 8. The Company shall give each Investor at least fifteen days prior written notice of the date and time of the Second Closing. Notwithstanding anything to the contrary contained herein, the Second Closing in no event shall occur later than April 15, 1998.

            (iii) The date of each Closing shall be hereinafter referred to as a "CLOSING DATE."

     (c) DELIVERY. The Company shall, at each Closing, deliver to each Investor a stock certificate representing the Shares purchased by such Investor, against payment of the purchase price therefor by check, payable to the order of the Company, or by wire transfer of immediately available funds to the Company in accordance with the Company's wiring instructions.

     2. REPRESENTATIONS AND WARRANTIES OF INVESTORS. Each of the Investors represents and warrants, severally, to the Company as follows:

     (a) AUTHORIZATION. The Investor has the necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of, and the performance under, this Agreement by the Investor will not conflict with any rule, regulation, judgment or agreement applicable to the Investor.

     (b) PURCHASE FOR INVESTMENT. The Investor is purchasing the Shares for investment purposes only and not with a view to, or for sale in connection with, a distribution thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"), except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Investor understands that it must bear the economic risk of this investment indefinitely, unless the Shares are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available. Notwithstanding anything in this Section 2(b) to the contrary, the Investor, by making the representations

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                                                                             3

herein, does not agree to hold the Shares for any minimum or other specific term and reserves the right to dispose of such Shares at any time in accordance with or pursuant to registration or an exemption therefrom under the Securities Act and applicable state securities laws.

     (c) RELIANCE ON EXEMPTIONS. The Investor understands that the Shares are being offered and sold in reliance upon specific exemptions from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares.

     (d) ACCESS TO INFORMATION. The Investor has been afforded an opportunity to ask questions of the Company's representatives concerning the Company in making the decision to purchase the Shares and such questions have been answered to its satisfaction. However, neither the foregoing nor any other due diligence investigation conducted by the Investor or on its behalf shall limit, modify or affect the representations and warranties of the Company in Section 3 of this Agreement or the right of the Investor to rely thereon.

     (e) GOVERNMENTAL REVIEW. The Investor understands that no Federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

     (f) INVESTOR'S QUALIFICATIONS. The Investor is an "accredited investor" as defined in Rule 501 under Regulation D of the Securities Act ("REGULATION D"). The Investor is capable of evaluating the merits and risks of an investment in the Shares and is financially capable of bearing a total loss of this investment.

     (g) RESTRICTIONS ON TRANSFER. The Investor understands that it may not transfer any of the Shares unless such Shares are registered under the Securities Act or unless an exemption from registration and qualification requirements are available under the Securities Act and applicable state securities laws. The Investor understands that certificates representing the Shares shall bear the following legend until such time as they have been registered under the Securities Act or otherwise may be sold under Rule 144 under the Securities Act ("RULE 144"):

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

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                                                                             4

      AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS THE SECURITIES ARE SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in the Schedule of Exceptions attached hereto as Exhibit A, the Company represents and warrants to each Investor as follows:

     (a) ORGANIZATION AND GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all necessary corporate power and authority to own or lease its assets and to carry on its business as now being conducted and presently proposed to be conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or leasing of assets, or the conduct of its business, makes such qualification necessary. Except for ETC Administrative Services, Inc., a Texas corporation (the "SUBSIDIARY"), the Company has no subsidiaries and no equity interests in any corporation, partnership, joint venture or other entity. The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, and has all necessary corporate power and authority to own or lease its assets and to carry on its business as now being conducted and presently proposed to be conducted. The Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or leasing of assets, or the conduct of its business, makes such qualification necessary. The Company owns all of the capital stock of the Subsidiary.

     (b) REQUISITE POWER AND AUTHORIZATION. The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including, without limitation, the issuance of all Shares. Except for the approval by the stockholders of the Company of the Authorized Share Amendment to the Company's Certificate of Incorporation, as set forth in Section 5(i) hereof, which approval is required prior to the Second Closing, all corporate action of the

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                                                                             5

Company required for the execution and delivery of this Agreement and issuance and delivery of all Shares has been duly and effectively taken, and no further actions, authorizations or consents, including, without limitation, any approvals of the stockholders of the Company, are required. This Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the indemnity provisions of Section 4(f) of this Agreement may be limited by law. The Shares, when issued and delivered in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any and all liens, charges, claims or encumbrances. The Shares shall be issued in compliance with Federal and state securities laws.

     (c) SEC DOCUMENTS. Since January 7, 1997, the Company has timely filed with the Securities and Exchange Commission (the "SEC") all reports, statements, schedules and other documents and any amendments thereto (collectively, the "SEC DOCUMENTS") required to be filed by it pursuant to the Securities Exchange Act of 1934 (the "EXCHANGE ACT") . As of their respective dates, the SEC Documents, complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements included in the SEC Documents (the "FINANCIAL STATEMENTS"), complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Except (i) as may be indicated in the notes to the Financial Statements or (ii) in the case of the unaudited interim statements, as permitted by Form 10-QSB under the Exchange Act, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). There are no liabilities of the Company or the Subsidiary, whether absolute, contingent or otherwise, which have not been reflected in the Financial Statements, other than liabilities incurred in the ordinary course of business subsequent to the date of such Financial Statements, which liabilities, individually or in the aggregate, are not

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                                                                             6

material to the financial condition or operating results of the Company.

     (d) CAPITALIZATION. The capitalization of the Company as of the date hereof, including (i) the authorized capital stock, (ii) the number of shares issued and outstanding and in treasury, (iii) the number of shares reserved for issuance pursuant to stock option, employee benefit or other plans, (iv) the number of shares reserved for issuance and/or issuable pursuant to securities exercisable for, or convertible into or exchangeable for any shares of Common Stock, (v) the number of outstanding securities convertible into or exchangeable for any shares of the Company's capital stock, (vi) the number of the Shares to be issued at the First Closing, and (vii) the number of the Shares to be issued at the Second Closing, is set forth on Schedule 3(d). All outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth on
Schedule 3(d), the Company has (i) no outstanding securities convertible into or exchangeable for any shares of capital stock of the Company, (ii) no contracts, rights, options, warrants, rights to subscribe to, calls or other agreements or commitments of any nature whatsoever relating to the purchase or other acquisition of any shares of its capital stock or securities convertible into or exchangeable for any shares of its capital stock and (iii) no shares reserved for issuance. The Company's indebtedness to L. Cade
Havard, and to entities owned or controlled by L. Cade Havard, does not exceed $112,276.

     (e) NO CONFLICTS. Neither the execution, delivery and performance by the Company of this Agreement nor the consummation of the transactions contemplated hereby will violate, conflict with, or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time or both) under, or result in the termination or modification of, or accelerate the performance required by, or result in a right of termination, cancellation, or acceleration of any obligation or the loss of a material benefit under any term or provision of the Certificate/Articles of Incorporation or By-Laws of the Company or the Subsidiary or contracts, commitments, indentures or instruments to which the Company or the Subsidiary is a party or by which any of their respective properties or assets may be bound or affected or Federal or state laws, rules or regulations, writs, orders, judgments or decrees which are applicable to the Company, the Subsidiary or their respective assets.

     (f) CONSENTS. No approval, consent, order, authorization or other action by, or notice to or filing

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                                                                             7

with, any governmental authority or regulatory or self regulatory agency, or any other person or entity, and no lapse of a waiting period, is required in connection with the execution, delivery or performance by the Company, or enforcement against the Company, of this Agreement, the issue and delivery of the Shares or any other transactions contemplated hereby, except for (i) the filing of a Form D with the SEC, (ii) filings required under applicable state "blue sky" laws (which shall be duly filed and effective prior to each Closing if so required under such laws) and (iii) the filing of the Authorized Share Amendment to the Company's Certificate of Incorporation as set forth in Section 5(i) hereof.

     (g) NO MATERIAL ADVERSE CHANGE. Since June 30, 1997, the business of the Company and the Subsidiary has been operated in the ordinary course and substantially consistent with past practice, and there has not been any material adverse change in the business, assets, financial condition, results of operations, affairs or prospects of the Company and the Subsidiary (a "MATERIAL ADVERSE CHANGE"). Since June 30, 1997, neither the Company nor the Subsidiary has (i) paid any obligation or liability other than, or discharged or satisfied any liens or encumbrances other than those securing, current liabilities, in each case in the ordinary course of business; (ii) declared or made any payment or distribution to its stockholders as such, or purchased or redeemed any of its shares of capital stock or other securities, or obligated itself to do so; (iii) mortgaged, pledged or subjected to any lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, except in the ordinary course; (iv) sold, transferred or leased any of its assets except for fair value in the ordinary course; (v) increased the compensation payable to any of its officers or other employees, consultants or representatives by greater than $10,000; (vi) cancelled or compromised any debt or claim, or waived or released any right of material value; (vii) entered into any transaction other than in the ordinary course;
(viii) issued or sold any shares of capital stock or other securities or granted any options, warrants or other purchase rights with respect thereto; or (ix) agreed to do any of the foregoing (other than pursuant hereto).

     (h) LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company, the Subsidiary or any of their respective directors or officers in their capacities as such, that questions the validity of this Agreement or the issuance of the Shares, or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby, or that might result,

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                                                                             8

either individually or in the aggregate, in any Material Adverse Change or in any change in the current equity ownership of the Company. Neither the Company nor the Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment, stipulation or decree of any court, administrative agency, commission, regulatory authority, other government agency or instrumentality or self-regulatory agency.

     (i) NO DEFAULT. Neither the Company nor the Subsidiary is in violation of or default under any provision of its Certificate/Articles of Incorporation or By-Laws or in default under (and no event has occurred which, with notice or lapse of time or both, would put the Company or the Subsidiary in default under), nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any contract, commitment, indenture or instrument to which it is a party or by which it or its properties or assets
is bound or affected.   To the best of the Company's knowledge, no other
party is in material default under or in material breach or violation of any material contract, commitment, indenture or instrument to which the Company or the Subsidiary is a party or by which any of its properties or assets are bound or affected.

     (j) COMPLIANCE WITH LAWS. Each of the Company and the Subsidiary is in compliance and has conducted its business and operations so as to comply with all laws (including without limitation environmental laws), ordinances, rules and regulations, judgments, decrees or orders of any court, administrative agency, commission, regulatory authority or other governmental or administrative body or instrumentality, whether domestic or foreign. Neither the Company (and its predecessors) nor the Subsidiary has during the past three years received any notice relating to any violation or potential violation of applicable law or regulations.

     (k) TITLE. Each of the Company and the Subsidiary has good and marketable title to all real and personal property owned by it which is material to the business of the Company and the Subsidiary, in each case free and clear of all liens, encumbrances and defects. Any property, real or personal, held under lease by the Company or the Subsidiary is held by them under valid and enforceable leases.

     (1) INTELLECTUAL PROPERTY. Each of the Company and the Subsidiary owns, or possesses adequate and enforceable rights to use, all patents, patent applications, trademarks, trademark applications, trade names, service

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                                                                             9

marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, the "INTANGIBLES") material to the conduct of its business. To the best knowledge of the Company, neither the Company nor the Subsidiary has infringed or currently infringes or is in conflict with any right of any other person with respect to any Intangibles. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company or the Subsidiary.

     (m) REGISTRATION RIGHTS. Except as disclosed on Exhibit A hereto, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity other than the Investors. None of the registration rights disclosed on Exhibit A hereto are senior in priority to the registration rights provided for in this Agreement.

     (n) OTC BULLETIN BOARD. The Common Stock is traded by means of the National Association of Securities Dealers, Inc. (the "NASD") OTC Bulletin Board service (the "OTCBB"). The issuance and sale of the Shares will not, when issued and sold in accordance with this Agreement, violate any Rule of the NASD applicable to the Company or the Common Stock. The Company has not received notification, written or oral, that the Company has failed to satisfy any requirement of the NASD relating to the trading of the Common Stock in the OTCBB. There are currently three market makers registered with the NASD with respect to the Common Stock.

     (o) REGISTRATION STATEMENT. The Company is currently eligible to register the resale of its Common Stock under the Securities Act under a registration statement on Form SB-2. There exist no facts or circumstances that would inhibit or delay the preparation and filing of a registration statement on Form SE-2 with respect to the Shares.

     (p) NO MISREPRESENTATION. No representation or warranty by the Company in this Agreement and no statements of the Company contained in any document (including without limitation any SEC Document), certificate, schedule or other information furnished or to be furnished by or on behalf of the Company pursuant to this Agreement or in connection with the transactions contemplated hereby contains or shall contain any untrue statement of material fact or omits or shall omit to state a material fact required to be stated therein or necessary in order to make such statements, in

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                                                                             10

light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or the Subsidiary or their respective businesses, affairs, assets, properties, prospects, operations or financial conditions which has not been publicly disclosed, but which, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to the primary issuance of the Company's securities. The Company has delivered true and complete copies of all documents requested by the Investors.

     (q) ANTI-DILUTION AND OTHER SHARES. No stockholder of the Company or other person or entity has any preemptive right of subscription or purchase or contractual right of first refusal or similar right with respect to any of the Shares. Issuance of the Shares will not result in the issuance of any additional shares of Common Stock or the triggering of other anti-dilution or similar rights contained in any options, warrants, debentures or other agreements or commitments of the Company.

     (r) NO BROKERS OR FINDERS. No person or entity has or will have, as a result of any act or omission by the Company, any right, interest or valid claim against any Investor for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

     (s) NO IMPAIRMENT OF BUSINESS RELATIONSHIP. Since June 30, 1997, Wal-Mart Stores, Inc., the principal customer of the Company, has given no notice to the Company of an intention to reduce or renegotiate prices, eliminate or reduce products or services provided by the Company or cancel, fail to renew or otherwise terminate its business relationship with the Company and the Company has no knowledge of any event which would precipitate the material modification, cancellation or termination of, or the failure to renew, the business relationship between Wal-Mart Stores, Inc. and the Company.

     4.  REGISTRATION RIGHTS.

     (a)  DEFINITIONS.  For purposes of this Section 4:

          (i) "Register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and pursuant to Rule 415 under such Act (or any successor rule providing for the offering of securities on a continuous basis), and

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                                                                             11

    the declaration or ordering of effectiveness of such registration statement by the SEC.

              (ii) "Registrable Securities" means the Shares and any shares of Common Stock issued or issuable, from time to time (with any adjustments), as a distribution on, in exchange for or otherwise with respect to the Shares.

              (iii) "Holder" means any person owning of record Registrable Securities or any assignee of record of such Registrable Securities to whom rights under this Section 4 have been assigned in accordance with this Agreement.

         (b)  SHELF REGISTRATION.

              (i) The Company, on or before the date 45 days after the First Closing, in the case of the First Closing, and the date 45 days after the date of the Second Closing, in the case of the Second Closing, shall file a registration statement under the Securities Act on Form S-3 (or, if not available, on such form as is then available to effect a registration of all Registrable Securities, subject to the consent of the Investors) for, and all such qualifications and compliances as may be required and as would permit the sale and distribution of, all Registrable Securities issued at each respective Closing, and shall use its best efforts to secure the effectiveness of such registration statement no later than 180 days following each respective Closing Date. The requirement to register securities sold at the Second Closing may be satisfied by amending the shelf registration statement which shall have been filed pursuant to this
    Section 4(b) with respect to securities sold at the First Closing.

              (ii) The Company shall pay all expenses incurred in connection with any registration, qualification and compliance (excluding underwriters' and brokers' discounts and commissions), including, without limitation, all filing, registration and qualification fees, printer and accounting fees and fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay fees of counsel for the selling Holders in excess of $2,000.

              (iii) The Company shall use its best efforts to cause the registration statement or statements filed pursuant to this Section 4(b) to remain effective until the earlier of (A) the date on which all Registrable Securities shall have been sold or (B) the date on which all Registrable Securities, in the opinion of counsel to the Holder, may be sold immediately to the public in any single three-month period pursuant to Rule 144(k).

         (c)  PIGGYBACK REGISTRATIONS.

              (i) The Company shall be required to notify a Holder in writing at least 30 days prior to the Company's filing of any registration statement under the Securities Act for purposes of effecting an underwritten public offering of Common Stock (including without limitation registration statements relating to secondary offerings of Common Stock, but excluding registration statements on Form S-4 or Form S-8, or any successor forms, relating to equity securities to be issued solely in connection with the acquisition of an entity or business or equity securities issuable in connection with an employee benefit plan), and shall afford a Holder an opportunity to include in such registration statement, and any related qualification under or compliance with "blue sky" or other state securities laws, all or any part of the Registrable Securities then held by such Holder. A Holder desiring to include all or any part of its Registrable Securities shall, within 30 days after receipt of the above-described notice from the Company, notify the Company in writing as to the number of Registrable Securities to be included in such registration statement. If a Holder shall decide not to include all of its Registrable Securities in such registration statement, such Holder nevertheless shall continue to have the right to include any Registrable Securities in any subsequent registration statement or statements as may be filed by the Company with respect to underwritten public offerings of Common Stock, all upon the terms and conditions set forth herein. The right to registration of Registrable Securities under this Section 4(c) shall not be construed to limit in any way the obligation of the Company to register the Registrable Securities under Section 4(b) hereof.

              (ii) The right of a Holder (a) to include Registrable Securities in a registration pursuant to this Section 4(c) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. If less than all securities of Holders or other persons requesting registration can be included in a registration based on the good faith determination of the managing underwriter, the allocation among such Holders and other persons will be on a pro rata basis according to the relation that the number of Registrable Securities owned by each such Holder and the number of shares of Common Stock owned by each such other person bears to the total number of shares of Common Stock outstanding.
    If any Holder shall disapprove of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company delivered at least five business days prior to the effective date of the registration statement. The Company shall exclude from the registration any Registrable Securities so withdrawn.

              (iii) The Company shall pay all expenses incurred in connection with a piggyback registration pursuant to this Section 4(c) (excluding underwriters' and brokers' discounts and commissions), including, without limitation, all filing, registration and qualification fees, printer and accounting fees and fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company.

         (d) OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as possible:

              (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective.

              (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to keep the registration statement effective and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition as set forth in such registration statement.

              (iii) Furnish to each Holder and its legal counsel (A) promptly after filing with the SEC, one copy of such registration statement and any amendment thereto, each preliminary prospectus and final prospectus and each amendment or supplement thereto, and, in the case of the registration statement to be filed pursuant to
    Section 4(b), each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each correspondence therefrom, (B) on the date of effectiveness of such registration statement or amendment, a notice that such registration statement or amendment has been declared effective, and
    (C) such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and all amendments thereto and such other documents as any Holder may reasonably request, in order to facilitate the disposition of the Registrable Securities owned by such Holder that are included in such registration statement.

              (iv) Use its best efforts to register and qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such states and jurisdictions as shall be reasonably requested by any Holder, and maintain the effectiveness of such registrations and qualifications, PROVIDED, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

              (v) Notify each Holder of Registrable Securities included in such registration statement, at any time when a prospectus relating thereto shall be required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement shall include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and upon such notice the Company shall promptly correct such misstatement or omission and deliver to each Holder copies of the corrected prospectus.

              (vi) Take all reasonable actions required to prevent the entry of any stop order issued or threatened by the SEC or any state regulatory authority with respect to any registration statement covering Registrable Securities, and notify each Holder of any such stop order or take all reasonable actions to remove it if entered.

              (vii) Permit one counsel designated by the Holders to review such registration statement and all amendments and supplements thereto in a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel shall reasonably object.

         (e) FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 4(b) and 4(c) hereof that a selling Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by such Holder, and the intended method of disposition of such Securities as reasonably shall be required to effect the registration of the Registrable Securities.

         (f) INDEMNIFICATION. In the event that any Registrable Securities shall be included in a registration statement under this Agreement:

         (i) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the partners, stockholders, officers and directors of each Holder, any underwriter (as defined in the Securities
    Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any joint or several losses, claims, damages, liabilities or expenses (together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject insofar as such Claims arise out of or are based upon: (A) any untrue statement or alleged untrue statement of a material fact contained in a registration statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such registration statement, or contained in the final prospectus (as amended or supplemented, if the Company shall file any amendment thereof or supplement thereto with the
    SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any other law, including without limitation any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (A) through (C) being, collectively, "VIOLATIONS"). The Company shall reimburse the indemnified party promptly, as such expenses shall be incurred and shall be due and payable, for any reasonable legal fees or reasonable other expenses incurred by it in connection with investigating or defending any such Claim. The indemnification agreement contained in this
    Section 4(f)(i): (x) shall not apply to a Claim arising out of or based upon a Violation which shall occur in reliance upon and in conformity with information furnished in writing to the Company by such indemnified party expressly for use in such registration statement or any such amendment or supplement thereto; (y) shall not apply to amounts paid in settlement of any Claim if such settlement shall be effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (z) with respect to any preliminary prospectus, shall not inure to the benefit of any indemnified party if the untrue statement or omission of material fact in such prospectus shall have been corrected on a timely basis and the indemnified party shall have failed to utilize such corrected prospectus. This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive the transfer of the Registrable Securities by the Investor.

         (ii) In connection with any registration statement in which a Holder shall participate, such Holder, severally and not jointly, shall indemnify and hold harmless, the Company, each of its directors, each of its officers who signs the registration statement, its employees, agents and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to such registration statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim shall arise out of or shall be based upon any Violation, in each case to the extent (and only to the extent) that such Violation shall occur in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such registration statement. Such Holder shall reimburse the indemnified party any reasonable legal or other reasonable expenses (promptly as such expenses shall be incurred and shall be due and payable) incurred by them in connection with investigating or defending any such Claim. The indemnity agreement contained in this Section 4(f)
    (ii) shall not apply to amounts paid in settlement of any Claim if such settlement shall be effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld and; PROVIDED, FURTHER, that the total amounts payable by a Holder under this Section 4(f)
    (ii) shall not exceed the aggregate proceeds (net of discounts or commissions) received by such Holder upon the sale of such Holder's Registrable Securities included in such registration statement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 4(f)(ii) shall not inure to the benefit of any other stockholder selling securities pursuant to the registration statement if the untrue statement or omission of material fact in any prospectus shall have been corrected on a timely basis in the prospectus and such stockholder shall have failed to utilize such corrected prospectus.

              (iii)  Promptly after receipt by an indemnified party under this
    Section 4(f) of notice of the commencement of any action (including, without limitation, any governmental action), such indemnified party, if a claim in respect thereof shall be made against any indemnifying party under this Section 4(f), shall deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall be entitled to participate therein and, to the extent it desires, to assume the defense thereof with counsel satisfactory to the indemnified person, after which the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with fees and expenses to be paid by the indemnifying party, if the indemnifying party shall have failed to assume the defense of any such action or if, in the reasonable opinion of counsel retained by the indemnifying party, representation of such indemnified party by the counsel retained would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. No indemnifying person shall be responsible for paying the fees and expenses of more than one separate counsel for all indemnified parties. Failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any action, if the indemnifying party shall be materially prejudiced thereby, shall relieve such indemnifying party of liability, but only to the extent that such indemnifying party shall be prejudiced with respect to a specific claim. An indemnified party shall not, without the prior written consent of the indemnifying party, settle or compromise or consent to the entry of a judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder unless such settlement, compromise or consent shall include an unconditional release of such indemnifying party from all liability arising out of such claim, action, suit or proceeding.

              (iv) If the indemnification provided for in Sections 4(f)(i) or 4(f)(ii) hereof shall be unavailable to hold harmless an indemnified party in respect of any liability under the Securities Act, then, and in each such case, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact shall have related to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission; PROVIDED, that, in no event, shall any contribution under this Section (iv) by any Holder exceed the proceeds from the offering received by such Holder. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person or entity who shall not have been guilty of such fraudulent misrepresentation.

         (g) RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company shall:

              (i) Make and keep public information available, as those terms are understood and defined in Rule 144;

              (ii) Use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

              (iii) So long as a Holder shall own any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such Securities without registration.

         (h)  DEFAULT SHARES.

              (i) In the event that the registration statement required to be filed pursuant to Section 4(b) relating to the Shares delivered at the First Closing shall not be declared effective by the SEC within 180 days from the date of the First Closing, the Company shall issue and deliver, free of charge and without cost, to the Investors (i) within 10 days of such 180th day, certificates representing a number of fully paid, non-assessable shares of Common Stock equal to the aggregate of 2% of the Shares issued or issuable with respect to the First Closing (with additional shares issued pursuant to this Section 4(h) referred to as "DEFAULT SHARES") and (ii) within 10 days of the last date of each additional 30-day period in which such registration statement shall not have been declared effective by the SEC, additional certificates representing a number of fully paid, non-assessable shares of Common Stock equal to 2% of the aggregate of such Shares and any Default Shares issued under this Section 4(h)(i);

              (ii) In the event that the registration statement required to be filed pursuant to Section 4(b) relating to the Shares delivered at the Second Closing shall not be declared effective by the SEC within 180 days from the date of the Second Closing, the Company shall issue and deliver, free of charge and without cost, to the Investors (i) within 10 days of such 180th day, certificates representing a number of fully paid, non-assessable shares of Common Stock equal to the aggregate of 2% of the Shares issued or issuable with respect to the Second Closing and (ii) within 10 days of the last date of each additional 30-day period in which such registration statement shall not have been declared effective by the SEC, additional certificates representing a number of fully paid, non-assessable shares of Common Stock equal to 2% of the aggregate of such Shares and any Default Shares issued under this Section 4(h)(ii). The obligation of the Company to issue shares of Common Stock under this Section 4(h)(ii) is separate and distinct from its obligation under Section 4(h)(i) and shall be cumulative and in addition to its obligation under Section 4(h)(i).

              (iii) Any Default Shares shall be allocated pro rata among the Investors based on the number of Shares purchased by each under this Agreement. Any and all shares of Common Stock issued and delivered by the Company pursuant to this Section 4(h) shall constitute "Registrable Securities," and the Company shall be required to register them under the Securities Act in accordance with the provisions of this Agreement.

              (iv) The remedies provided for in this Section 4(h) shall be in addition to any other remedies available to the Investors under this Agreement, at law or in equity.

         5.   COVENANTS OF THE COMPANY.  The Company hereby covenants that:

         (a) EXCHANGE ACT FILINGS. The Company shall use its best efforts to file in a timely manner all reports required to be filed by it under the Exchange Act, and, promptly upon filing, deliver copies of such reports to each Investor. The Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations promulgated thereunder would permit such termination.

         (b) USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Shares as set forth on Schedule 5(b) annexed hereto.

        (c) TRADING REQUIREMENTS; MARKET MAKERS. The Company shall use its best efforts to continue to meet any requirements or take any actions necessary for trading of the Common Stock in the OTCBB. The Company shall use its best efforts to arrange for or maintain at least two market makers to remain registered with the NASD as such with respect to the Common Stock.

        (d) GRANTS OF REGISTRATION, PREEMPTIVE OR OTHER RIGHTS. During the period (the "RESTRICTED PERIOD") commencing on the date of the First Closing and ending upon the earlier of (i) the third anniversary of the date of the First Closing, or (ii) the first date after the Second Closing on which the Investors shall own, in the aggregate, less than 10% of the issued and outstanding shares of the Common Stock, the Company shall not grant or issue to any person or entity (other than the Investors) any registration rights or any preemptive rights, first refusal rights or any similar rights to acquire securities of the Company.

        (e)  CERTAIN LEGAL EXPENSES.  The Company shall pay to Hertzog,
Calamari and Gleason, counsel to the Investors, at each Closing, its fees (in an amount not to exceed $15,000 in the aggregate) and expenses with respect to this Agreement and the transactions contemplated hereby.

        (f)  MANAGEMENT AND OTHER RIGHTS.  At no time during the period
(the "PROHIBITION PERIOD") commencing on the date of the First Closing and ending upon the earlier of (i) the third anniversary of the date of the First Closing, or (ii) the first date on which the closing bid price of a share of Common Stock shall have exceeded $5.00 (as equitably adjusted to reflect any stock dividend, stock split, reverse stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization or similar transaction of, or in any manner involving, the Company after the date hereof) on each of the previous 22 trading days, shall the Company have outstanding (or enter into any other commitments or agreements which call for the grant or issuance of) (i) shares of Common Stock and/or (ii) options, warrants, securities or other rights to acquire, exercisable for, convertible into or exchangeable for shares of Common Stock, in each case, which were issued or granted to management, other employees, directors or consultants as compensation, and which exceed, in the aggregate, two million one hundred thousand (2,100,000) shares of Common Stock (which number shall be subject to equitable adjustment to reflect any stock division, stock split, reverse stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or similar transaction of, or in any manner involving, the

Company after the date hereof); PROVIDED, however, that, for purposes of the foregoing limitation, (x) shares of Common Stock issued and outstanding on November 6, 1997, and (y) 750,000 shares of Common Stock subject to warrants issued to L. Cade Havard pursuant to the Havard Employment Agreement (as defined in Section 5(k) hereof) shall not be taken into account.

        (g) REMOVAL OF LEGENDS. Any legend endorsed on a certificate pursuant to Section 2(g) and any related stop transfer instructions with respect to the Shares represented by such certificates shall be removed, and the Company shall issue promptly a certificate without such legend to the holder thereof, if
(i) such Shares shall be registered under the Securities Act, (ii) such legend may be properly removed under the terms of Rule 144 or (iii) such holder shall provide the Company with an opinion of counsel, reasonably satisfactory to the Company, to the effect that a sale, transfer or assignment of such Shares may be made without registration.

       (h) BUY-IN RIGHTS. In the event that (i) the Company shall fail to remove any restrictive legend on any certificates evidencing Shares as and when required under Section 5(g) hereof, and (ii) thereafter, an Investor shall purchase (in an open market transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by the Investor of such legended Shares of Common Stock (the "SOLD SHARES"), then the Company shall pay to such Investor (in addition to any other remedies available to such Investor) the amount by which (x) such Investor's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased shall exceed (y) the net proceeds received by such Investor from the sale of the Sold Shares. The Company shall make any payments required pursuant to this Section 5(h) within five days after receipt of written notice from an Investor setting forth the calculation of the amount due hereunder.

       (i) STOCKHOLDER MEETING. The Board of Directors of the Company shall call and hold a special meeting of the stockholders, as soon as practicable after the date of this Agreement, in order to approve the following amendments to the Company's Certificate of Incorporation: (A) an amendment (the "AUTHORIZED SHARE AMENDMENT") to increase the total number of authorized shares of Common Stock to an aggregate of 20,000,000, and (B) an amendment (the "REVERSE STOCK SPLIT AMENDMENT" and, together with the Authorized Share Amendment, the "AMENDMENTS") to effect a reverse stock split, effective no later than August 15, 1998, of the Common Stock on either a one-for-three or a one-for-four basis. The Company shall promptly file the Authorized Share

Amendment with the Delaware Secretary of State after such Amendment shall have been approved, and shall file the Reverse Stock Split Amendment with the Delaware Secretary of State not later than August 15, 1998, if such Amendment shall have been approved; PROVIDED, however, that the Company shall not be required to file the Reverse Stock Split Amendment, or to effect the transactions contemplated therein, if the last reported bid price on the OTCBB of a share of the Common Stock shall have exceeded $5.00 on each of the ten trading days immediately preceding August 1, 1998. The Company shall promptly notify the Investors of the approval or disapproval of each of the Amendments by the stockholders and of the filing of each of the Amendments. In the event either of the Amendments is not validly approved by the Company's stockholders or the Authorized Share Amendment is not filed with the Delaware Secretary of State on or before March 31, 1998, the Company shall pay to the Investors, in addition to any other remedies available to the Investors, $100,000, which shall be divided between the Investors in proportion to the number of Shares purchased by each of them. In the event that the Company shall be required to file the Reverse Split Amendment with the Delaware Secretary of State pursuant to this Section 5 (i), and shall not have done so on or before August 15, 1998, the Company shall, in addition to any other remedies available to the Investors, issue and deliver, free of charge and without cost, to the Investors (x) within 10 days of August 15, 1998, certificates representing 20,000 fully paid, non-assessable shares of Common Stock, and (y) within 10 days of the last date of each additional 30-day period in which the Reverse Stock Split Amendment shall not have been filed with the Delaware Secretary of State, certificates representing an additional 20,000 fully paid, non-assessable shares of Common Stock, divided, in each case, between the Investors in proportion to the number of Shares purchased by each of them. Any and all shares of Common Stock issued and delivered by the Company pursuant to this Section 5(i) shall constitute "Registrable Securities, 11 and the Company shall be required to register them under the Securities Act in accordance with the provisions of this Agreement.

        (j) FUTURE ISSUANCES. The Company shall not (i) grant or issue any additional shares of Common Stock, (ii) grant or issue any options, warrants or other rights exercisable for, convertible into or exchangeable for Common Stock or (iii) enter into any other commitments or agreements which call for the issuance of any of the foregoing, until the Authorized Share Amendment shall have been approved by the Company's stockholders and shall have become effective.

        (k) EXECUTIVE COMPENSATION. The Company shall not, without the prior written consent of the Investors, modify or amend or terminate the Amended and Restated Employment and Settlement Agreement between it and L. Cade Havard, dated as of the First Closing Date (the "HAVARD EMPLOYMENT AGREEMENT"), or increase the compensation or benefits payable to L. Cade Havard under such agreement or otherwise, until after the expiration of the Prohibition Period.

         (l)  PRE-EMPTIVE RIGHTS.

              (i) The Company shall, prior to any issuance by it of any of its debt or equity securities, offer to each Investor, by written notice (the "OFFER NOTICE"), the right to purchase any amount of such securities, up to such Investor's Proportionate Share (as hereinafter defined) thereof, at the same price and on the same terms upon which such securities are to be issued. For purposes hereof, "PROPORTIONATE SHARE" shall mean the percentage of the Company's outstanding Common Stock owned by such Investor on the date of the Offer Notice.

             (ii) The Offer Notice shall describe the securities that the Company proposes to issue and specify the number, price and payment terms. An Investor may accept the Company's offer to purchase up to its Proportionate Share of the securities subject to the Offer Notice by written notice thereof given to the Company within fifteen days after receipt of the Offer Notice, in which event the Company shall promptly sell and such Investor shall buy, upon the terms specified, the number of securities agreed to be purchased by such Investor.

            (iii) The Company shall be free at any time prior to 90 days after the date of the Offer Notice to offer and sell to any third party or parties the number of such securities not purchased by the Investors at a price and on payment terms no less favorable to the Company than those specified in the Offer Notice. However, if such third party sale or sales are not consummated within such 90-day period, the Company shall not sell any such securities which shall not have been purchased within such period without again complying with the provision of this Section 5(l).

             (iv) The provisions of this Section 5(l) shall cease to apply after the expiration of the Restricted Period.

         (m) BOARD REPRESENTATION. So long as the Investors shall own, in the aggregate, at least 500,000 shares of Common Stock, they shall have the right to designate one person as a director on the Board of Directors of the Company. The Company shall use its best efforts to insure that the Investors' designee shall be promptly elected or appointed as a director on such Board and shall continue in such capacity at all times during which the Investors shall own the number of Shares specified in the preceding sentence, which number shall be equitably adjusted to reflect any stock dividend, stock split, reverse stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or similar transaction of or in any manner involving the Company. In the event the designee of the Investors shall not be appointed or elected to the Company's Board of Directors within 15 days after any designation by the Investors pursuant to this Section 5(m), then the Company shall pay to the Investors (in addition to any other remedies available to them), $50,000, to be divided between the Investors in proportion to the number of Shares then owned by each of them, for each full or partial 30-day period after such 15-day period, during which such designee shall not be a member of the Company's Board of Directors.

         6. CONDITIONS TO OBLIGATIONS OF THE INVESTORS AT EACH CLOSING. The obligation of each Investor to purchase the Shares set forth on such Investor's signature page at each Closing shall be subject to the fulfillment on or prior to each Closing Date of the following conditions, any of which may be waived by the Investors:

         (a)  REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS.
The representations and warranties of the Company set forth in this Agreement shall be true and correct when made, and shall be true and correct on each Closing Date with the same force and effect as if they had been made on and as of said date, except for representations and warranties made as of a specific date which shall be true and correct as of such date. The Company shall have performed, satisfied and complied with all obligations and conditions required to be performed or observed by it under this Agreement on or prior to each Closing Date.

         (b) CONSENTS AND WAIVERS. The Company shall have made all filings and obtained any and all consents (including, without limitation, all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement), permits and waivers necessary or appropriate for

         (c) NO LITIGATION OR LEGISLATION. No Federal, state or local statute, rule or regulation shall have been enacted after the date hereof, and no litigation, proceeding, government inquiry or investigation shall be pending, which prohibits or seeks to prohibit or materially restricts the consummation of the transactions contemplated by this Agreement or the other agreements referred to herein, or materially restricts or impairs the ability of the Investor to own an equity interest in the Company.

         (d) CERTIFICATES. The Company shall have delivered to each Investor a duly executed certificate representing the Shares issuable to such Investor.

         (e) TRADING. The Common Stock shall be trading on the OTCBB and no suspensions of trading shall be in effect.

         (f) EQUITABLE ADJUSTMENT AGREEMENTS. The Company shall have obtained from each holder of any outstanding options, warrants, debentures or other securities exercisable for, or convertible into, Common Stock an executed letter agreement whereby the holder of the referenced securities agrees that the options, warrants, debentures or other securities exercisable for, or convertible into, Common Stock which are held by said holder shall be subject to equitable adjustment to reflect any stock dividend, stock split, reverse stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or similar transaction of or in any manner involving the Company. Holders of the Company's options, warrants, debentures or other securities exercisable for, or convertible into, Common Stock which are currently subject to appropriate adjustment provisions similar to those set forth above, shall not be required to execute the letter agreement contemplated by this Section 6(f).

         (g) OPTION EXERCISE MORATORIUM. The Company shall have obtained irrevocable written agreements, in form satisfactory to the Investors and their counsel, from (i) L. Cade Havard that he will not exercise any portion of (A) the option granted to him on February 24, 1997, to purchase 280,000 shares of Common Stock at $1.25 per share, and (B) the option granted to him on April 1, 1997, to purchase 190,934 shares of Common Stock at $1.25 per share, (ii) Ann C. McDearman that she will not exercise any portion of the option granted to her on March 1, 1997, to purchase 250,000 shares of Common Stock at $1.25 per share, (iii) W. Mack Goforth that he will not exercise any portion of the option granted to him on October 14, 1997, to purchase 200,000 shares of Common Stock at $1.06 per share, (iv) Ken Andrew that he will not exercise more than 200,000 of the warrants granted to him on February 28, 1997, to purchase 420,000 shares of Common Stock at $1.25 per share, and (v) TDC Partners, Inc. that it will not exercise any portion of the option granted to it on May 15, 1997, to purchase 113,333 shares of Common Stock at $1.50 per share, in each case until after the Authorized Share Amendment shall have been approved by the Company's stockholders and shall have become effective. All of such agreements shall explicitly waive any obligation of the Company to reserve shares of Common Stock with respect to such options and warrants until after the Authorized Share Amendment shall have been approved by the Company's stockholders and shall have become effective.

         (h) VOTING AGREEMENTS. The Investors shall have received from each of the stockholders of the Company listed on Schedule 6(h) annexed hereto, an irrevocable agreement, in a form acceptable to the Investors and their counsel, to vote all of their shares of Common Stock listed on such Schedule 6(h) in favor of each of the Amendments at the meeting described in Section 5(i) hereof.

         (i) HAVARD EMPLOYMENT AGREEMENT. The Company and Cade Havard shall have entered into the Havard Employment Agreement in the form annexed hereto as Exhibit B.

         (j) COMPLIANCE CERTIFICATE. The Company shall have delivered to the Investors a certificate, executed by the Chairman of the Board and Chief Executive Officer of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in Section 6(a) hereof.

         (k) OPINION OF COUNSEL. The Investors shall have received from Jackson Walker L.L.P., counsel to the Company, an opinion addressed to the Investors, dated the Closing Date, in substantially the form attached hereto as Exhibit C.

         7. CONDITIONS TO OBLIGATION OF THE COMPANY AT EACH CLOSING. The obligation of the Company to sell and issue the Shares to the Investors at each Closing shall be subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Investors in this Agreement shall be true and correct when made, and shall be true and correct on each Closing Date with the same force and effect as if they had been made on and as of said date.

         (b) NO LITIGATION OR LEGISLATION. No Federal, state or local statute, rule or regulation shall have been enacted after the date hereof, and no litigation, proceeding, government inquiry or investigation shall be pending, which prohibits or seeks to prohibit or materially restricts the consummation of the transactions contemplated by this Agreement or the other agreements referred to herein, or materially restricts or impairs the ability of the Investor to own an equity interest in the Company.

         (c) PURCHASE PRICE. Each Investor shall have delivered the purchase price for the Shares to be purchased by such Investor hereunder.

         8. CONDITIONS TO SECOND CLOSING. The obligation of each Investor to purchase Shares at the Second Closing as set forth on such Investor's signature page, and the obligation of the Company to sell and issue such Shares, shall be subject to the fulfillment or waiver, on or prior to such Closing of the following conditions (except that the Company's obligation to sell and issue such Shares shall not be subject to the condition specified in Section 8(b) hereof):

         (a) AUTHORIZED SHARE AMENDMENT. The Authorized Share Amendment shall have been approved by the Company's stockholders as required by law and by the Company's Certificate of Incorporation and By-Laws. The Company shall have filed the Authorized Share Amendment with the Secretary of State of Delaware and such Amendment shall have become effective.

         (b)  REVERSE STOCK SPLIT AMENDMENT.  The Reverse Stock Split
Amendment shall have been approved by the Company's stockholders as required by law and by the Company's Certificate of Incorporation and By-Laws.

         9.  MISCELLANEOUS.

         (a) SURVIVAL. All representations, warranties and covenants of the parties contained herein shall survive each Closing.

         (b) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the Company and the Investors irrevocably consents to the exclusive jurisdiction of the United States Federal courts located in New York County, New York, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process on the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Investor to serve process in any other manner permitted by law.

         (c) FINDER'S FEE. Each party agrees to indemnify and hold the others harmless from any liability for any commission or compensation in the nature of a finders, fee (and the costs and expenses of defending against such liability or asserted liability) for which such party or any of its officers, partners, employees or representatives shall be responsible.

         (d) FURTHER ASSURANCES. Each party, whether prior to or after either Closing, shall execute, acknowledge and deliver all such other instruments and documents, and shall take all such other actions, as may be reasonably requested by any other party for the purpose of effecting and evidencing the consummation of the transactions contemplated by this Agreement.

         (e) SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto; PROVIDED, however, that the rights of an Investor hereunder may be transferred in connection with a transfer by such Investor of all or part of the Shares in accordance with the terms of this Agreement. Any transferee of any of the Shares to whom rights are so transferred, other than an affiliate of the Investors, shall be required, as a condition precedent to acquiring such Shares, to agree in writing to be bound by all the terms and conditions of this Agreement.

         (f) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (g) ENTIRE AGREEMENT. This Agreement, including and incorporating all Schedules and all Exhibits hereto and referred to herein, constitutes and contains the entire agreement and understanding of the parties regarding the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, understandings and agreements, written or oral, among the parties with respect to the subject matter hereof.

         (h) NOTICES. All notices required to be given hereunder shall be in writing and shall be given by personal delivery, facsimile transmission, nationally recognized overnight carrier (prepaid) or registered or certified mail, postage prepaid with return receipt requested. Notices shall be addressed, if to the Company, at its principal corporate offices located at 5025 Arapaho Road - Suite 501, Dallas, Texas 75248, facsimile No.: (972) 980-0929 Attention: W. Mack
Goforth; if to Special Situations Private Equity Fund, L.P., at 153 E. 53rd Street, 51st Floor, New York, New York 10022, facsimile No.: (212)
832-6141, Attention: Austin W. Marxe; and if to Special Situations Cayman
Fund, L.P., at c/o AWM Investment Company, Inc., 153 E. 53rd Street, 51st Floor, New York, New York 10022, facsimile No. : (212) 832-6141, Attention: Austin W. Marxe. Notices delivered personally shall be deemed given as of actual receipt; notices sent via facsimile transmission shall be deemed given as of one business day following receipt by the sender of written confirmation of transmission thereof; notices sent via overnight courier shall be deemed given as of one business day following sending; and notices mailed shall be deemed given as of five business days after proper mailing. A party may change his or its address by written notice in accordance with this Section 9(h).

         (i) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, this Agreement may not be amended, and no term of the Agreement may be waived, except pursuant to the written consent of the Company and the Investors.

         (j) SEVERABILITY. If one or more provisions of this Agreement shall be held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement to the extent unenforceable and the balance of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

         (k) EXPENSES. Except as otherwise provided herein, the parties hereto shall pay their own costs and expenses.

         (l) PUBLICITY. The parties shall consult with each other, to the extent practicable, as to the form and content of any press releases and other third party communications or disclosures relating to this Agreement or the transactions contemplated hereby, and shall use reasonable efforts, acting in good faith, to agree upon disclosure which shall be satisfactory to both parties.

         (m) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of, this Agreement.

         (n) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       ELECTRONIC TRANSMISSION CORPORATION


                                       By:    L. Cade Havard
                                          -------------------------------
                                       Name:  L. Cade Havard
                                            -----------------------------
                                       Title: Chairman, CEO
                                             ----------------------------

                                       SPECIAL SITUATIONS PRIVATE
                                         EQUITY FUND, L.P.

                                       By:    MG Advisers, L.L.C.,
                                              General Partner


                                       By:    Austin Marxe
                                          -------------------------------
                                       Name:  Austin Marxe
                                            -----------------------------
                                       Title: Managing Director
                                             ----------------------------


SUBSCRIPTION AMOUNT FOR FIRST CLOSING:

    Number of Shares:                                1,631,812

    Aggregate  Purchase  Price:                       $815,906

SUBSCRIPTION AMOUNT FOR SECOND CLOSING:

    Number of Shares*:                                 368,188

    Aggregate  Purchase  Price:                       $184,094

* Subject to adjustment in the event of a reverse stock split, as set forth in Section 1(a) hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       ELECTRONIC TRANSMISSION CORPORATION


                                       By:    L. Cade Havard
                                          -------------------------------
                                       Name:  L. Cade Havard
                                            -----------------------------
                                       Title: Chairman, CEO
                                             ----------------------------


                                       SPECIAL SITUATIONS
                                          CAYMAN FUND, L.P.

                                       By:   AWM Investment Company,
                                              Inc., General Partner


                                       By:  Austin Marxe
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------


SUBSCRIPTION AMOUNT FOR FIRST CLOSING:

     Number of Shares:                                 815,907

     Aggregate Purchase Price:                     $407,953.50

SUBSCRIPTION AMOUNT FOR SECOND CLOSING:

     Number of Shares*:                                184,093

     Aggregate Purchase Price:                     $ 92,046.50


* Subject to adjustment in the event of a reverse stock split, as set forth in section 1(a) hereof.